Exhibit 24.1
BABCOCK & WILCOX ENTERPRISES, INC.
REGISTRATION STATEMENT ON FORM S-3
POWER OF ATTORNEY
Each of the undersigned directors and officers of Babcock & Wilcox Enterprises, Inc., a Delaware corporation (the “Registrant”), hereby constitutes and appoints each of E. James Ferland, Jenny L. Apker and J. André Hall, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact of the undersigned to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 one or more registration statement(s) on Form S‑3 relating to the registration of the Registrant’s equity and debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933, with full power and authority to do and perform any and all acts and things necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the undersigned, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and approving all that said attorneys-in-fact or any of them and any substitute therefor may lawfully do or cause to be done by virtue thereof.
This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.
Executed as of this 20th day of February, 2017.

Signature	Title
/s/ E. James Ferland	Chairman and Chief Executive Officer (Principal Executive Officer)
E. James Ferland
/s/ Jenny L. Apker	Senior Vice President and Chief Financial Officer (Principal Financial Officer)
Jenny L. Apker
/s/ Daniel W. Hoehn	Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)
Daniel W. Hoehn
/s/ Thomas A. Christopher	Director
Thomas A. Christopher
/s/ Cynthia S. Dubin	Director
Cynthia S. Dubin
/s/ Brian K. Ferraioli	Director
Brian K. Ferraioli
/s/ Stephen G. Hanks	Director
Stephen G. Hanks
/s/ Anne R. Pramaggiore	Director
Anne R. Pramaggiore
/s/ Larry L. Weyers	Director
Larry L. Weyers